UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2016 (February 4, 2015)

Date of Report (Date of earliest event reported)

GLUCOSE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55439	90-1117742
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or Organization)	File Number)	Identification No.)

609 SW 8th Street, Bentonville, Arkansas, 72712

(Address of Principal Executive Offices) (Zip Code)

(479) 802-3827

(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2016, the Company's Chief Executive Officer and Chief Financial Officer, Murray Fleming, was appointed to the Board of Directors of Glucose Health, Inc. ("Company"). On February 5, 2016, James Hodge resigned from the Board of Directors. Mr. Hodge's resignation is not due to any disagreement with the Company requiring further disclosure under paragraph (a)(1) of Item 5.02 of Form 8-K. In accordance with Item 5.02(a)(3) of Form 8-K, the Company provided Mr. Hodge with a copy of this Form 8-K and the Company understands that Mr. Hodge agrees with the reasons stated for his resignation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glucose Health, Inc.

Date: February 5, 2016	By:	/s/ Murray Fleming
Murray Fleming
Chief Executive Officer/Chief Financial Officer